UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2009

Vertro, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5220 Summerlin Commons Boulevard Fort Myers, Florida		33907
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (239) 321-5791

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed in a Current Report on Form 8-K dated December 17, 2009, on that date, Vertro, Inc. and its subsidiary, Alot, Inc. (collectively hereinafter referred to as the “Company”),  entered into a Business Financing Agreement (the “New Financing Agreement”) with Bridge Bank, National Association (“Bridge Bank”) which amends and restates the  Loan and Security Agreement dated November 7, 2008 between the Company and Bridge Bank (as amended on March 12, 2009, the “Original Loan Agreement”), such that the Original Loan Agreement is no longer in effect.   A copy of the New Financing Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  In connection with the entry into the New Financing Agreement, each of Vertro, Inc. and Alot, Inc. entered into separate Intellectual Property Security Agreements dated December 17, 2009 with Bridge Bank (the “IP Security Agreements”), each of which is attached hereto as Exhibits 10.3 and 10.4, respectively, and incorporated herein by reference.

The Company previously filed the Original Loan Agreement in redacted form as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 in connection with an application by the Company for confidential treatment of certain portions of the Original Loan Agreement.  Following receipt of comments from the staff of the Securities and Exchange Commission to the Company’s confidential treatment application, the Company re-filed the Original Loan Agreement in a revised redacted form as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009.  Pursuant to a request by the SEC staff, the Company is filing the Original Loan Agreement in unredacted form as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

As stated above, the Original Loan Agreement has been superseded by the New Financing Agreement and, accordingly, the Original Loan Agreement is no longer in effect.  The New Financing Agreement and the IP Security Agreements remain in effect.

Item 9.01.                Financial Statements and Exhibits.

            (d)                Exhibits.

Exhibit No.	Description

10.1	Business Financing Agreement dated December 17, 2009 among Vertro, Inc., Alot, Inc. and Bridge Bank, N.A.

10.2 *	Loan and Security Agreement dated November 7, 2008 between MIVA, Inc. (now known as Vertro, Inc.) and Bridge Bank, N.A.

10.3	Intellectual Property Security Agreement dated December 17, 2009 between Vertro, Inc. and Bridge Bank, N.A.

10.4	Intellectual Property Security Agreement dated December 17, 2009 between Alot, Inc. and Bridge Bank, N.A.

*  Initially filed in redacted form as Exhibit 10.26 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and subsequently re-filed in redacted form as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2009.  The agreement in Exhibit 10.2 is superseded by the agreement in Exhibit 10.1 herein, and accordingly, the agreement in Exhibit 10.2 is no longer in effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2010	Vertro, Inc.
	By:	/s/ John B. Pisaris
John B. Pisaris
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Business Financing Agreement dated December 17, 2009 among Vertro, Inc., Alot, Inc. and Bridge Bank, N.A.

10.2 *	Loan and Security Agreement dated November 7, 2008 between MIVA, Inc. (now known as Vertro, Inc.) and Bridge Bank, N.A.

10.3	Intellectual Property Security Agreement dated December 17, 2009 between Vertro, Inc. and Bridge Bank, N.A.

10.4	Intellectual Property Security Agreement dated December 17, 2009 between Alot, Inc. and Bridge Bank, N.A.

*  Initially filed in redacted form as Exhibit 10.26 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and subsequently re-filed in redacted form as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2009.  The agreement in Exhibit 10.2 is superseded by the agreement in Exhibit 10.1 herein, and accordingly, the agreement in Exhibit 10.2 is no longer in effect.